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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): October 17, 2000



                             MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)


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
Delaware                                  0-22154                   52-1469385
(STATE OR OTHER JURISDICTION OF           (COMMISSION               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)             FILE NUMBER)             IDENTIFICATION NUMBER)
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                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (301) 984-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

           On October 17, 2000, Manugistics Group, Inc. (the "Company") issued a press release announcing its placement of $200 million of its 5% Convertible Subordinated Notes due 2007, in a private placement pursuant to Rule 144A under the Securities Act of 1933 (the "Act") and Regulation S under the Act. On October 20, 2000, the Company issued a press release announcing the completion of the private placement of the Notes.

           Copies of the press releases appear as Exhibits 99.1 and 99.2 to this Report, respectively, and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following are filed as Exhibits to this Report:

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
Exhibit Number       Description
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
    99.1             Press Release dated October 17, 2000.

    99.2             Press Release dated October 20, 2000.
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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 20th day of October, 2000.


                                         MANUGISTICS GROUP, INC.


                                         By: /s/ Raghavan Rajaji
                                             ---------------------------------
                                             Raghavan Rajaji
                                             Executive Vice President and
                                             Chief Financial Officer





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                                  EXHIBIT INDEX


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
Exhibit Number       Description
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
    99.1             Press Release dated October 17, 2000.

    99.2             Press Release dated October 20, 2000.
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